Salaries and welfare charges	12 Months Ended
Dec. 31, 2024
Salaries and welfare charges
Salaries and welfare charges

16. Salaries and welfare charges

	December 31, 2024	December 31, 2023
Accrued vacation and charges	20,025	22,521
Bonus	8,071	1,977
Salaries	5,978	5,800
Withholding income tax	5,184	5,580
Payroll charges	3,496	3,343
Others	1,800	1,346
Total	44,554	40,567

Short-term employee benefits are expensed as the related service is provided. A liability is recognized for the amount expected to be paid if the Group has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee and the obligation can be estimated reliably.

The Group provides its employees with benefits that include medical care, dental care and life insurance during their employment. These benefits are paid by the Group and according to the category of health plans elected, with a consideration paid by the employee. Additionally, the Group offers its employees the option to participate in a private pension plan to which voluntary contributions are made. For CI&T US, CI&T UK and CI&T Canada, the subsidiaries contribute with the same amount as the participants up to 4% of the employee salary. There is no consideration to be paid by the subsidiaries, as there are no post-employment obligations. The nature of the plan allows employees to suspend or discontinue their contributions at any time and allows the Management to transfer the portfolio to another administrator. The Group does not have any additional post-employment obligations or other long-term benefits, such as time-of-service leave, lifetime health plans, and other time-service benefits.